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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 9, 1994
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        BROWNING-FERRIS INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                    1-6805                                      74-1673682
           (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)
       757 N. ELDRIDGE, HOUSTON, TEXAS                            77079
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)
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                                 (713) 870-8100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     This Form 8-K is being filed in order to file certain exhibits to Registration Statement No. 33-51879, and such exhibits are being incorporated into Registration Statement No. 33-51879.

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
                                                         SEC FILE OR              EXHIBIT
                        EXHIBITS                     REGISTRATION NUMBER           NUMBER
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
  1(a) Underwriting Agreement (U.S. Version)
       between Browning-Ferris Industries, Inc.
       and Goldman, Sachs & Co., CS First Boston
       Corporation and Smith Barney Shearson Inc.
       as Representatives of the several
       Underwriters named in Schedule 1 thereto,
       dated March 9, 1994
  1(b) Underwriting Agreement (International
       Version) between Browning-Ferris
       Industries, Inc. and Goldman Sachs
       International, CS First Boston Limited
       and, Smith Barney Shearson Inc. as
       Representatives of the several
       Underwriters named in Schedule 1 thereto,
       dated March 9, 1994
 *4(a) Restated Certificate of Incorporation of       1-6805 (10-K,                        3(a)
       Browning-Ferris Industries, Inc., dated        September 30,
       October 7, 1991                                1993)
 *4(b) By-laws of the Registrant, as amended          1-6805 (10-K,                        3(b)
       through March 3, 1993                          September 30,
                                                      1993)
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* Incorporated by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BROWNING-FERRIS INDUSTRIES, INC
                                             -------------------------------
                                             (Registrant)
            March 10, 1994                   By /s/  HENRY L. HIRVELA
                                             -------------------------------
                                             Henry L. Hirvela
                                             Vice President and Treasurer

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